SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 1, 2012

DYNEGY INC.

DYNEGY HOLDINGS, LLC

(Exact name of registrants as specified in their charters)

Delaware	001-33443	20-5653152
Delaware	000-29311	94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01    Regulation FD Disclosure.

As previously disclosed, on November 7, 2011, Dynegy Holdings, LLC (“DH”) and four of its wholly-owned subsidiaries, Dynegy Northeast Generation, Inc., Hudson Power, L.L.C., Dynegy Danskammer, L.L.C. and Dynegy Roseton, L.L.C. (collectively, the “Debtor Entities”), filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Court”).  Dynegy Inc. (“Dynegy”) and its subsidiaries, other than the five Debtor Entities, did not file voluntary petitions for relief and are not debtors under Chapter 11 of the Bankruptcy Code and, consequently, continue to operate their businesses in the ordinary course.  On March 6, 2012, Dynegy and DH, as co-plan proponents, filed a Second Amended Chapter 11 Plan of Reorganization for DH (the “Second Amended Plan”) and related disclosure statement with the Court.  On May 1, 2012, Dynegy, Dynegy Gas Investments, LLC (“DGIN”), Dynegy Coal Holdco, LLC (“Coal Holdco”), the Debtor Entities and certain of the Debtor Entities’ creditors representing DH’s major creditor constituencies (collectively the “Original Settlement Parties”) entered into a settlement agreement (the “May 1 Settlement Agreement”).  On the same date, certain of the Original Settlement Parties also entered into a plan support agreement (the “May 1 Plan Support Agreement”).  Subject to the terms and conditions contained in the May 1 Plan Support Agreement, Dynegy and DH each agreed to amend the Second Amended Plan to reflect the terms contained in the May 1 Plan Support Agreement.

On May 30, 2012, the Original Settlement Parties, holders of a majority of the outstanding subordinated notes (the “Consenting Sub-Debt Holders”) and, solely with respect to certain sections of the Amended Settlement Agreement (as defined below), the successor trustee under DH’s subordinated notes indenture entered into an amended and restated settlement agreement (the “Amended Settlement Agreement”).  Also on May 30, 2012, the parties to the May 1 Plan Support Agreement and the Consenting Sub-Debt Holders entered into an amended and restated plan support agreement (the “Amended Plan Support Agreement” and, together with the Amended Settlement Agreement, the “Amended Agreements”).  On May 30, 2012, the Amended Agreements were filed with the Court subject to Court approval.  On June 1, 2012, Dynegy issued a press release announcing that it has received approval from the Court for the Amended Settlement Agreement.  A copy of Dynegy’s June 1, 2012 press release is furnished herewith as Exhibit 99.1 and is incorporated herein by this reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01      Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

99.1	Press release dated June 1, 2012, announcing approval from the Court of the Dynegy Holdings Amended Settlement Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: June 1, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President and General Counsel

DYNEGY HOLDINGS, LLC
(Registrant)

	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated June 1, 2012, announcing approval from the Court of the Dynegy Holdings Amended Settlement Agreement.